Exhibit 99.2

 AngioDynamics   Fourth Quarter 2020 Earnings PresentationJuly 16, 2020

 Notice Regarding Forward-Looking StatementsThis presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements regarding AngioDynamics’ expected future financial position, results of operations, cash flows, business strategy, budgets, projected costs, capital expenditures, products, competitive positions, growth opportunities, plans and objectives of management for future operations, as well as statements that include the words such as “expects,” “reaffirms,” “intends,” “anticipates,” “plans,” “believes,” “seeks,” “estimates,” “optimistic,” or variations of such words and similar expressions, are forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties. Investors are cautioned that actual events or results may differ from AngioDynamics’ expectations. Factors that may affect the actual results achieved by AngioDynamics include, without limitation, the scale and scope of the COVID-19 global pandemic, the ability of AngioDynamics to develop its existing and new products, technological advances and patents attained by competitors, infringement of AngioDynamics’ technology or assertions that AngioDynamics’ technology infringes the technology of third parties, the ability of AngioDynamics to effectively compete against competitors that have substantially greater resources, future actions by the FDA or other regulatory agencies, domestic and foreign health care reforms and government regulations, results of pending or future clinical trials, overall economic conditions, the results of on-going litigation, challenges with respect to third-party distributors or joint venture partners or collaborators, the results of sales efforts, the effects of product recalls and product liability claims, changes in key personnel, the ability of AngioDynamics to execute on strategic initiatives, the effects of economic, credit and capital market conditions, general market conditions, market acceptance, foreign currency exchange rate fluctuations, the effects on pricing from group purchasing organizations and competition, the ability of AngioDynamics to integrate acquired businesses, as well as the risk factors listed from time to time in AngioDynamics’ SEC filings, including but not limited to its Annual Report on Form 10-K for the year ended May 31, 2019 and the Quarterly Report on Form 10-Q for the period ended February 29, 2020. AngioDynamics does not assume any obligation to publicly update or revise any forward-looking statements for any reason.In the United States, the NanoKnife System has received a 510(k) clearance by the Food and Drug Administration for use in the surgical ablation of soft tissue, and is similarly approved for commercialization in Canada, the European Union and Australia. The NanoKnife System has not been cleared for the treatment or therapy of a specific disease or condition.Notice Regarding Non-GAAP Financial MeasuresManagement uses non-GAAP measures to establish operational goals and believes that non-GAAP measures may assist investors in analyzing the underlying trends in AngioDynamics’ business over time. Investors should consider these non-GAAP measures in addition to, not as a substitute for or as superior to, financial reporting measures prepared in accordance with GAAP. In this presentation, AngioDynamics has reported adjusted EBITDAS (income before interest, taxes, depreciation and amortization and stock-based compensation); adjusted net income before goodwill impairment; adjusted earnings per share before goodwill impairment; adjusted net income; adjusted earnings per shar, free cash flow and net sales on an organic basis, excluding acquired assets and Asclera. Management uses these measures in its internal analysis and review of operational performance. Management believes that these measures provide investors with useful information in comparing AngioDynamics’ performance over different periods. By using these non-GAAP measures, management believes that investors get a better picture of the performance of AngioDynamics’ underlying business. Management encourages investors to review AngioDynamics’ financial results prepared in accordance with GAAP to understand AngioDynamics’ performance taking into account all relevant factors, including those that may only occur from time to time but have a material impact on AngioDynamics’ financial results. Please see the tables that follow for a reconciliation of non-GAAP measures to measures prepared in accordance with GAAP.  Forward-Looking Statements

Fourth Quarter and FY2020 Highlights

Financial Performance

(in millions)	Q4 FY20	Q4 FY19	Change
Revenue	$58.3	$71.2	(18.1%)
Revenue Excluding Asclera	$58.3	$70.1	(16.8%)
Gross Margin	51.8%	58.1%	(630 bps)
Adjusted EPS	($0.06)	$0.07	($0.13)
Adjusted EBITDA	$0.6	$8.5	($7.9)
Cash Provided by (Used in) Operations	$3.9	$25.0	
Free Cash Flow	$2.4	$24.2	

Product Family Year-over-Year Sales Growth

Vascular Interventions and Therapies	Q4	FY20
AngioVac®	(11%)	28%
Thrombolytic	12%	10%
Core Peripheral	(24%)	(4%)
Venous Insufficiency	(60%)*	(27%)*
Vascular Access	**Q4**	**FY20**
Midlines	14%	9%
PICCs	7%	1%
Ports	(17%)	(7%)
Dialysis	(7%)	1%
Oncology	**Q4**	**FY20**
NanoKnife®	26%	26%
Solero® Microwave	(30%)	(8%)
BioSentry	(32%)	8%
Alatus and IsoLoc Balloons	(26%)	30%
RadioFrequency Ablation	(33%)	(24%)

* Excluding Asclera, Venous Insufficiency was down 55% FY20 Q4 and 14% YTD.

Corporate Developments

- Procedural volumes troughed in April and began to rebound in early-to-mid May with steady improvement through May and June.
- Carefully monitored balance sheet and managed expenses, remaining cash flow positive despite lower procedural volumes.
- Continued investment in three key technology platforms: NanoKnife, AngioVac, and Auryon.
- NanoKnife DIRECT study: 21 sites have secured IRB approval, compared to 19 at end of third quarter.

3

angiodynamics

Fourth Quarter and YTD FY2020 Results (unaudited)  $ in thousands (except per share data)  FY2020Q4  FY2019Q4  Change  FY2020YTD  FY2019YTD  Change  Revenue Vascular Interventions and Therapies Vascular Access Oncology United States International  $58,33222,09023,71412,52844,59913,733  $71,18231,03024,86915,28355,76115,421  (18.1%)*(28.8%)*(4.6%)(18.0%)(20.0%)*(10.9%)  $264,157112,70694,29957,152207,98056,177  $270,634119,90194,73056,003216,95753,677  (2.4%)*(6.0%)*(0.5%)2.1%(4.1%)*4.7%  Net Income (Loss) from Continuing OperationsAdjusted Net Income (Loss) Before Goodwill ImpairmentAdjusted Net Income (Loss)  ($156,067)$1,511($2,147)  $2,753$2,753$2,796    ($165,787)($8,209)$3,540  ($11,146)($11,146)$8,243    GAAP EPS Excluding Goodwill ImpairmentNon-GAAP Adjusted EPS  ($4.10)$0.04($0.06)  $0.07$0.07$0.07    ($4.37)($0.22)$0.09  ($0.30)($0.30)$0.22    Gross Margin  51.8%  58.1%    56.9%  57.6%    Adjusted EBITDA  $553  $8,536    $18,033  $30,563    Free Cash Flow  $2,401  $24,197    ($21,789)  $34,322    Cash  $54,435  $227,641**    $54,435  $227,641**    Debt  $40,000  $132,500**    $40,000  $132,500**    * When excluding Asclera: AngioDynamics was down 16.8% FY20 Q4 and 0.2% YTD. Vascular Interventions and Therapies was down 26.2% FY20 Q4 and 1.2% YTD. U.S. was down 18.4% FY20 Q4 and 1.5% YTD.** Balances reflect amounts at May 31, 2019.  4

 Fourth Quarter and YTD FY2020 Results (unaudited)  $ in thousands (except per share data)  FY2020Q4  FY2019Q4  Change  FY2020YTD  FY2019YTD  Change  Revenue Vascular Interventions and Therapies Vascular Access Oncology United States International  $58,33222,09023,71412,52844,59913,733  $71,18231,03024,86915,28355,76115,421  (18.1%)*(28.8%)*(4.6%)(18.0%)(20.0%)*(10.9%)  $264,157112,70694,29957,152207,98056,177  $270,634119,90194,73056,003216,95753,677  (2.4%)*(6.0%)*(0.5%)2.1%(4.1%)*4.7%  Net Income (Loss) from Continuing OperationsAdjusted Net Income (Loss) Before Goodwill ImpairmentAdjusted Net Income (Loss)  ($156,067)$1,511($2,147)  $2,753$2,753$2,796    ($165,787)($8,209)$3,540  ($11,146)($11,146)$8,243    GAAP EPS Excluding Goodwill ImpairmentNon-GAAP Adjusted EPS  ($4.10)$0.04($0.06)  $0.07$0.07$0.07    ($4.37)($0.22)$0.09  ($0.30)($0.30)$0.22    Gross Margin  53.4%  58.1%    57.3%  57.6%    Adjusted EBITDA  $553  $8,536    $18,033  $30,563    Free Cash Flow  $2,401  $24,197    ($21,789)  $34,322    Cash  $54,435  $227,641**    $54,435  $227,641**    Debt  $40,000  $132,500**    $40,000  $132,500**    * When excluding Asclera: AngioDynamics was down 16.8% FY20 Q4 and 0.2% YTD. Vascular Interventions and Therapies was down 26.2% FY20 Q4 and 1.2% YTD. U.S. was down 18.4% FY20 Q4 and 1.5% YTD.** Balances reflect amounts at May 31, 2019.

 GAAP to Non-GAAP Reconciliation

 Reconciliation of GAAP to Non-GAAP Net Income (Loss) and EPS Before Goodwill Impairment*    Amounts in thousands

 Reconciliation of GAAP to Non-GAAP Net Income (Loss) and EPS    Amounts in thousands  Write-off of raw materials and existing dosimetry inventory associated with OARtrac that was purchased pursuant to the Company’s acquisition of RadiaDyne. These inventory items were deemed unmarketable absent subsequent design and development activities. Includes costs related to merger and acquisition activities, restructurings, and unusual items, including asset impairments and write-offs, certain litigation, and other items.Deferred financing fees related to the old credit agreement were written off during the first quarter of fiscal year 2020.Adjustment to reflect the income tax provision on a non-GAAP basis has been calculated assuming no valuation allowance on the Company's U.S. deferred tax assets and an effective tax rate of 23% for May 31, 2020 and 2019.

 Reconciliation of Net Income (Loss) to Adjusted EBITDA  Amounts in thousands

 Growth through  Focus Execution Accountability